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            SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549


                         FORM 8-K

                      CURRENT REPORT



          Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December
23, 1998



           AMERICAN GENERAL FINANCE CORPORATION
  (Exact Name of Registrant as Specified in its Charter)



Indiana                 1-6155             35-0416090
State or Other      (Commission File     (IRS Employer
Jurisdiction of         Number)        Identification
Incorporation)                                Number)


 601 N.W. Second Street, Evansville, IN 47708
(Address of Principal Executive Offices)(Zip Code)


Registrant's telephone number, including area code:
(812) 424-8031

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
Item 5.    Other Events.

 On December 23, 1998, American General Finance Corporation (the "Company") increased from $1,000,000,000 to $1,450,000,000 the aggregate principal amount of the Company's Medium-Term Notes, Series E (the "Notes") authorized to be issued under the Company's previously filed Registration Statement on Form S-3 (Registration
No. 333-28925) (the "Registration Statement") and the related Prospectus dated July 2, 1997 and Prospectus Supplement dated August 5, 1997.


Item 7.    Financial Statements, Pro Forma Financial
           Information and Exhibits.

 (c) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration
      Statement:


 Exhibit
 Number        Description

    4(a) Resolutions authorizing the increased aggregate principal amount of the Notes, certified by an Assistant Secretary of the Company.

    5 Opinion of Baker & Daniels, special counsel for the Company, as to the legality of the Notes.

                         SIGNATURE


      Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  December 23, 1998

                     AMERICAN GENERAL FINANCE CORPORATION

                     By: /S/ GEORGE W. SCHMIDT
                         George W. Schmidt
                         Controller and Assistant Secretary

                       EXHIBIT INDEX



Exhibit
Number      Description

   4(a) Resolutions authorizing the increased aggregate principal amount of the Notes, certified by an Assistant Secretary of the Company.

   5 Opinion of Baker & Daniels, special counsel for the Company, as to the legality of the Notes.